AETNA GET FUND
                                 Series C Shares

         151 Farmington Avenue, Hartford, CT 06156-8962, 1-800-525-4225

                      Prospectus dated: September 3, 1996


Aetna GET Fund (Trust or Fund) is a diversified, open-end management investment company organized as a Massachusetts Business Trust and authorized to issue multiple series of shares. Series C shares will be offered from September 16, 1996 through December 16, 1996, the "Offering Period." Series C will be offered as a funding option under certain variable annuity contracts (Contracts) issued by Aetna Life Insurance and Annuity Company.

This Prospectus sets forth concisely the information about the Trust and Series C that you ought to know before investing. Additional information about the Trust and Series C is contained in a Statement of Additional Information (Statement) dated September 3, 1996, which has been filed with the Securities and Exchange Commission (Commission) and is incorporated herein by reference.
The Statement is available, without charge,  by  writing to   the Trust at the
address listed above or by calling 1-800-525-4225.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of Series C in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully before investing and retain it for future reference.



                                TABLE OF CONTENTS

                                                                          Page

SUMMARY  ......................................................................

DESCRIPTION OF SERIES C........................................................
         Investment Objective..................................................
         Investment Policy.....................................................
         Special Considerations................................................
         Other Considerations..................................................
         Equity Component......................................................
         Fixed Component.......................................................

INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS...................
         General Considerations................................................
         Asset-Backed Securities...............................................
         Options, Futures and Other Derivative Instruments.....................
         High Risk, High-Yield Securities......................................
         Industry Concentration................................................
         Foreign Securities....................................................
         Mortgage-Backed Securities............................................
         Repurchase Agreements.................................................
         Securities Lending....................................................
         Borrowing.............................................................
         Illiquid and Restricted Securities....................................
         Depositary Receipts...................................................
         Variable Rate Instruments, When-Issued and Delayed Delivery
           Transactions.......................................................
         Proprietary Software..................................................
         Portfolio Turnover....................................................

MANAGEMENT OF THE FUND.........................................................
         Trustees .............................................................
         Investment Adviser....................................................
         Subadviser............................................................
         Portfolio Management and Performance..................................
         Expenses and Trust Administration.....................................

GENERAL INFORMATION............................................................
         Declaration of Trust..................................................
         Capital Stock.........................................................
         Shareholder Meetings..................................................
         Voting Rights.........................................................

DISTRIBUTIONS AND TAX STATUS...................................................

SALE AND REDEMPTION OF SHARES..................................................

NET ASSET VALUE................................................................


                                     SUMMARY

1.   Investment Objective

     The goal of Series C is to achieve maximum total return without compromising a minimum targeted rate of return by participating in favorable equity market performance during the Guaranteed Period from December 17, 1996 through December 16, 2001, the Maturity Date. (See "Description of Series C-Investment Objective.")

2.   Investment Strategy

     The Series C assets will be invested entirely in money market instruments prior to December 17, 1996. After that date, the assets will be allocated between equities and fixed income securities. The equities will consist principally of common stocks, preferred stocks and convertible securities. The fixed income securities will consist primarily of short-to-intermediate-term debt securities. Series C may also invest in other types of equity securities and debt securities and in options, futures and other derivative instruments. (See "Description of Series C - Investment Policy.")

3.   Risks

     - The performance of Series C depends on the value of its holdings. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

     - Bond values fluctuate based on changes in interest rates, and in the credit quality of the issuer. Lower-rated bonds may be particularly sensitive to these factors.

     - Investments in foreign securities involve risks that are in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

     - Derivative instruments can involve greater risk and may be less liquid and more volatile than conventional instruments.

     - Consistent with the minimum targeted rate of return, a portion of the assets of Series C is invested in fixed income securities; therefore Series C may not participate as fully in upward equity market movements as other equity funds.

     (See "Investment Techniques, Risk Factors and Other Considerations.")

4.   Investment Adviser and Sub-Adviser

     Aetna Life Insurance and Annuity Company ("ALIAC") is the Investment Adviser for the Trust. ALIAC has engaged Aeltus Investment Management, Inc. ("Aeltus") as the subadviser to Series C. ALIAC and Aeltus are indirect wholly-owned subsidiaries of Aetna Inc. ("Aetna") which, with affiliated companies, is one of the world's largest insurance and financial services organizations. As of June 30, 1996, ALIAC managed over $22 billion in assets and Aeltus managed over $11 billion in assets. (See "Management of the Fund - Investment Adviser" and "Subadviser.")


                             DESCRIPTION OF SERIES C


Investment Objective

Series C seeks to achieve maximum total return without compromising a minimum targeted rate of return (Targeted Return) by participating in favorable equity market performance during the "Guaranteed Period" from December 17, 1996 through December 16, 2001, the "Maturity Date" of Series C. To achieve this objective, the Series C assets (Assets) will be allocated beginning December 17, 1996, between equities and fixed income securities in a changing mix. Prior to December 17, 1996, the Assets will be invested entirely in money market instruments. Assuming interest rates on December 17, 1996 are identical to interest rates as of the date of this Prospectus, then the Assets will be allocated approximately 65% to equities and 35% to fixed income securities at the beginning of the Guaranteed Period.

THE MINIMUM TARGETED RATE OF RETURN (TARGETED RETURN) IS 2.50% PER YEAR OVER THE GUARANTEED PERIOD. THERE IS NO ASSURANCE THAT THE MINIMUM TARGETED RATE OF RETURN WILL BE ACHIEVED. PLEASE REFER TO YOUR CONTRACT PROSPECTUS FOR ADDITIONAL INFORMATION ON ALIAC AND THE ALIAC GUARANTEE.

ALIAC RESERVES THE RIGHT TO REFUSE ADDITIONAL DEPOSITS DURING THE OFFERING PERIOD IF THE ASSETS EXCEED $400 MILLION. FURTHERMORE, IF SERIES C HAS LESS THAN $75 MILLION OF ASSETS BY THE END OF THE OFFERING PERIOD, ALIAC RESERVES THE RIGHT TO DISCONTINUE SERIES C. ALIAC ALSO RESERVES THE RIGHT TO CONTINUE TO ACCEPT DEPOSITS DURING THE GUARANTEED PERIOD (SEE "OTHER CONSIDERATIONS").

Series C has adopted an investment objective which is a fundamental policy and may not be changed without the approval by holders of a majority of outstanding shares. There can be no assurance that Series C will meet its investment objective but it will follow the investment approach described in the Investment Policy section. Series C is subject to additional investment restrictions described in the Statement of Additional Information (Statement). To the extent those restrictions are fundamental policies, they cannot be changed without the vote of a majority of outstanding shares.

Investment Policy

Prior to December 17, 1996, the Assets will be invested entirely in money market instruments. Beginning December 17, 1996, ALIAC will allocate Series C Assets daily between a portfolio consisting primarily of equities and one consisting of fixed income securities (Equity Component and Fixed Component, respectively) in proportions that will not compromise Series C's minimum targeted rate of return.

ALIAC uses proprietary computer programs on a daily basis to determine the percentage of Assets which may be allocated between the Fixed Component and the Equity Component. Generally, as the value of the Equity Component rises, more
Assets are allocated to the Equity Component. As the value of the Equity Component declines, more Assets are allocated to the Fixed Component.

ALIAC, with the assistance of the proprietary software programs, reallocates assets as needed between the Equity Component and the Fixed Component so that if the value of the Equity Component were to decline by 30% in a single day, a complete reallocation to the Fixed Component might occur to ensure that the minimum targeted rate of return would be achieved at the end of the Guaranteed Period. While the performance of the Equity Component may be better or worse than the performance of major stock market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500 Stock Index, neither of those indices has declined as much as 30% in a single day since 1929. There can be no assurance that a decline of 30% or more will not occur during the Guaranteed Period. (For a further description of the asset allocation process, please see "The Asset Allocation Process" in the Statement.)

Special Considerations

If during the guaranteed period of Series C the equity markets rise, the assets may become largely invested in the Equity Component, as the likelihood of not realizing the minimum targeted rate of return would be low. CONVERSELY, IF DURING THIS SAME PERIOD THE EQUITY MARKETS EXPERIENCED A GENERAL DECLINE, THE ASSETS MAY BECOME LARGELY INVESTED IN THE FIXED COMPONENT IN ORDER TO INCREASE THE LIKELIHOOD OF ACHIEVING THE MINIMUM TARGETED RATE OF RETURN AT THE MATURITY DATE.

The amount of Assets invested in the Fixed Component will increase or decrease depending upon a number of factors, including but not limited to the current value of the Equity Component. Use of the Fixed Component reduces Series C's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a fund which is fully invested in equities. In addition, a major decline in the equity markets, particularly a decline well before the Maturity Date, could cause the Assets to be fully invested in the Fixed Component. Were this to happen, it is unlikely that there would be a meaningful reallocation of the Assets into the Equity Component, even if there were significant upward movement in the equity markets.

Other Considerations

If Series C Assets do not reach $75 million at the end of the Offering Period, the Board of Trustees reserves the right not to operate Series C in accordance with its Investment Objectives and Policies. In that event, ALIAC will notify Contract owners within 15 days after the end of the Offering Period that Series C is being discontinued and they will have 45 days following the end of the Offering Period to transfer their money from Series C. If at the end of the 45 day period, no election is made, all Series C Contract values will be transferred to Aetna Variable Encore Fund, a money market fund. Please note:
Assets will be invested in money market instruments during this 45 day period.

In the event Assets reach or exceed $400 million during the Offering Period, ALIAC reserves the right to prohibit future deposits to Series C. If this decision is made, ALIAC will notify Series C's distributors that deposits received more than 10 calendar days after such notification has been sent will be returned to the distributor. Only those deposits post-marked or received on or before the date of notification will be accepted. In the event future deposits are prohibited, the Guaranteed Period will still not commence until its scheduled date of December 17, 1996.

In addition, ALIAC reserves the right to continue to accept additional deposits, including both new annuity monies and internal variable annuity transfers, during the Guaranteed Period and to discontinue these deposits at its discretion at any time. In the event of any extraordinary or unusual market conditions such as a sudden, abrupt drop in the equity market and/or abrupt rise in the bond market that, in ALIAC's opinion, could jeopardize the attainment of the Targeted Return, ALIAC could immediately cease to accept additional deposits into the Fund and would notify distributors and existing variable annuity customers of this decision immediately. If the decision to cease accepting additional deposits is made, ALIAC would accept into the Fund only those deposits which had been received in good order and deposited into the separate account prior to the decision to disallow additional deposits. Conversely, during normal market conditions so determined by ALIAC, ALIAC will notify its distributors and existing variable annuity customers of its decision to close the Fund to new deposits and will allow additional deposits received no more than 10 days from the date of notification into the Fund provided market conditions remain normal during these 10 days. Once the decision to close the Fund to new deposits has been made, the Fund may not reopen for new deposits.

Equity Component

With the Equity Component, ALIAC seeks to maximize total return through investment in a diversified portfolio of common and preferred stocks and securities convertible into common and preferred stocks believed to offer above-average growth potential. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

The Equity Component may also invest to a limited extent in non-convertible preferred stocks, debt securities, rights and warrants. The Equity Component may engage, within specified limits, in the lending of portfolio securities, in the writing and repurchase of covered call options, in the buying and disposal of covered put options, in the buying and selling of stock index futures contracts and options thereon, and in the buying and selling of equity-based stock index options for hedging purposes. The Equity Component may maintain a moderate reserve of cash and high-grade short-term debt securities and may invest in foreign securities and when-issued and delayed- delivery securities. When near-term equity market prospects are deemed unfavorable, the Equity Component may place a larger proportion of its investments in high-grade, short-term debt instruments, convertible securities, and common stocks of companies in what are perceived to be relatively stable industries. Both the Equity and Fixed Components may borrow money from a bank for temporary or emergency purposes.

Fixed Component

The Fixed Component seeks to provide values which, together with the value of the Equity Component at any given time, will enable Series C to achieve the Targeted Return at the Maturity Date. The Fixed Component will be managed so that its financial characteristics will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature on the Maturity Date. Because the Fixed Component can be invested in a variety of debt securities, as described below, the Fixed Component will provide somewhat greater opportunities and risks than if invested solely in United States Government securities. However, ALIAC will not make or retain investments for the Fixed Component which appear in ALIAC's judgment to present significant credit risks.

The Fixed Component of Series C will at any time consist primarily of short-to intermediate-term debt securities, with the length to maturity decreasing as Series C nears its Maturity Date. Through investment in a diversified portfolio of such debt securities, Series C seeks to maximize total return for the Fixed Component.

The Fixed Component will primarily consist of:

     (1) Corporate obligations which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB);

     (2) Securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

     (3) Obligations of, or guaranteed by, national or state banks or bank holding companies, which either are rated in the four highest ratings assigned by Fitch Investors Services, Inc. (AAA, AA, A or BBB), or, if not so rated, are considered by ALIAC to have investment quality comparable to securities which may be purchased under (1) above;

     (4) Domestic bank certificates of deposit of banks having assets (as most recently reported) in excess of one billion dollars;

     (5) Domestic bankers' acceptances eligible for discounting at the Federal Reserve System; and

     (6) Commercial paper rated A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc. Where yield disparities in the market warrant it, Series C may acquire commercial paper rated A-2 or P-2 so long as such investments do not exceed 10% of the total assets of the Fixed Component.

Both the Fixed and Equity Components may invest in debt securities with equity features, including convertibles, and straight debt securities rated below BBB/Baa but not lower than B, which are high risk, high yield securities or "junk bonds." These securities will not exceed 5% of Series C's total Assets. For further information on high risk, high yield securities please see "Investment Techniques, Risk Factors and Other Considerations."

The Fixed Component may also engage in the lending of portfolio securities and may purchase debt securities on a when-issued basis. Repurchase agreements with domestic banks and broker-dealers meeting creditworthiness standards approved by the Trust's Board of Trustees may also be considered for investment.

The relative size of the Fixed Component's investments in any grade or type of securities will vary from time to time depending on a number of factors, including yields for such securities, their market supply and general economic outlook. There can be no assurance that the Fixed Component will show a positive return.

          INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS

General Considerations

The different types of securities purchased and investment techniques used by Series C involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuer, and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, the risk of principal and interest default is greater with higher-yielding, lower-grade securities. High risk, high-yield securities may provide a higher return but with added risk. In addition, foreign securities have various risks, including currency risk. Some of the risks involved in the securities acquired by Series C are discussed in this section. Additional discussion is contained in the Statement.

Asset-Backed Securities

Series C may purchase securities collateralized by a specified pool of assets, including, but not limited to, credit card receivables, automobile loans, home equity loans, mobile home loans, or recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment of prepayment proceeds would be made at lower and less attractive interest rates.

Options, Futures and Other Derivative Instruments

A derivative is a financial instrument, the value of which is "derived" from the performance of an underlying asset (such as a security or index of securities). Derivatives include, but are not limited to, futures, options and forward contracts.

Series C may engage in various strategies using derivatives including managing its exposure to changing interest rates, securities prices and currency exchange rates (collectively known as hedging strategies), or, with respect to the Equity Component, increasing its investment return. For purposes other than hedging, the Equity Component of Series C will invest no more than 5% of the total assets of the Equity Component in derivatives which at the time of purchase are considered to involve high risk to Series C.

Series C may buy and sell options contracts including index options and options on foreign securities. There is no limit on the amount of Series C's total assets that may be subject to call options; however, writing a put option requires the segregation of liquid assets to cover the contract. Series C will not write a put option if it will require more than 50% of the Series' net assets to be segregated to cover the put obligation nor will it write a put option if after it is written more than 3% of the Series' assets would consist of put options.

Investments in futures contracts and related options with respect to foreign currencies, fixed income securities and foreign stock indices may also be made by Series C. Although these investments are primarily made to hedge against price fluctuations, in some cases, the Equity Component of Series C may buy a futures contract for the purpose of increasing its exposure in a particular asset class or market segment, which strategy may be considered speculative. This strategy is typically used to manage better portfolio transaction costs. With respect to futures contracts or related options that may be entered into for speculative purposes, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Equity Component of Series C's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Series C may invest in forward contracts on foreign currency ("forward exchange contracts"). These contracts may involve "cross-hedging," a technique in which the Series hedges with currencies which differ from the currency in which the underlying asset is denominated.

Series C may also invest in interest rate swap transactions. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also interest rate risks, because Series C could be obligated to pay more under its swap agreements than it receives under them as a result of interest rate changes.

Derivatives can be volatile investments and involve certain risks. Series C may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to Series C. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on ALIAC's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

The use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit its risk in forward exchange contracts, Series C limits its exposure to the amount of its assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.

Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing covered call options, for example, involves the risk of not being able to effect closing transactions at a favorable price or to participate in the appreciation of the underlying securities. Purchasing covered put options involves the risk of losing the entire purchase price of the option.

High Risk, High-Yield Securities

Series C may invest in high risk, high-yield securities, often called "junk bonds". These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although junk bonds are high risk investments, ALIAC may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in ALIAC's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Industry Concentration

Series C will not concentrate its investments in any one industry, except that Series C may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Additionally, Series C will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of Series C's total assets. See the Statement for additional restrictions.

Foreign Securities

Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

Mortgage-Backed Securities

Series C may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. government such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). These securities represent part ownership of a pool of mortgage loans and principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Series C may also invest in mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, Series C may invest in collateralized mortgage obligations (CMOs) and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are also subject to the same prepayment risk as asset-backed securities.

Repurchase Agreements

Under a repurchase agreement, Series C may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by Series C to resell the instrument at a fixed price and time. Series C may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, Series C may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of Series C to liquidate the collateral may be delayed or limited. The Board of Trustees has established credit standards for repurchase transactions entered into by Series C.

Securities Lending

Series C may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of Series C's total assets. Series C will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that Series C may incur costs in liquidating the collateral or a loss if the collateral declines in value. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.

Borrowing

Series C may borrow money from banks, but only for temporary or emergency purposes in an amount up to 15% of the value of Series C's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), at the time the borrowing is made. When borrowings exceed 5% of Series C's total assets, Series C will not make additional investments.

Series C does not intend to borrow for leveraging purposes. It has the authority to do so, but only if, after the borrowing, the value of Series C's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of Series C since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

Illiquid and Restricted Securities

Series C may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the ordinary course of business without taking a materially reduced price. In addition, Series C may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933.

Because of the absence of a trading market for illiquid and certain restricted securities, it may take longer to liquidate these securities than it would unrestricted, liquid securities. Series C may realize less than the amount originally paid by Series C for the security. The Board of Trustees has established a policy to monitor the liquidity of such securities.

Depositary Receipts

Series C can invest in depositary receipts which are negotiable certificates evidencing ownership of shares of a non-U.S. corporation, government, or foreign subsidiary of a U.S. corporation. A U.S. bank typically issues depositary receipts, which are backed by ordinary shares that remain on deposit with a custodian bank in the issuer's home market. A depositary receipt can either be "sponsored" by the issuing company or established without the involvement of the company, which is referred to as "unsponsored." Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts.

Series C will generally acquire American Depositary Receipts ("ADRs") which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of Series C's investment limitation concerning investment in foreign securities.
See the Statement for more information.

Variable Rate Instruments, When-Issued and Delayed Delivery Transactions

A variable rate instrument is an instrument which provides for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value. A when-issued transaction is one that is made as of a current date, but conditioned on the actual issuance of a security that is authorized but not yet issued. A delayed-delivery transaction is one where both parties agree that the security will be delivered and the transaction completed at a future date.

When-issued, delayed-delivery and variable rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Series C will establish a segregated account in which it will maintain liquid assets in an amount at least equal to Series C's commitments to purchase securities on a when-issued or delayed-delivery basis. For more information about these securities, see the Statement.

Proprietary Software

The proprietary software programs will consider factors such as current interest rates, estimated transaction costs, time to Maturity Date and market volatility based on experience and historical market performance to determine the Asset mix between the Equity and Fixed Components. This software is not used to select particular securities or to predict market performance.

Portfolio Turnover

Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although Series C does not purchase securities with the intention of profiting from short-term trading, it may buy and sell securities when ALIAC (or Aeltus) believes such action is advisable. It is anticipated that the average annual turnover rate of Series C may exceed 125%. Turnover rates in excess of 125% may result in higher transaction costs (which are borne directly by Series
C) and a possible increase in short-term capital gains (or losses). See "Tax Status" in the Statement.

                             MANAGEMENT OF THE FUND

Trustees

The operations of Series C are managed under the direction of the Board of Trustees (Trustees). The Trustees set broad policies for Series C. Information about the Trustees of the Trust is found in the Statement.

Investment Adviser

ALIAC serves as the Investment Adviser for Series C. ALIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of June 30, 1996, ALIAC managed over $22 billion in assets. ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc.

Under the terms of the Investment Advisory Agreement between the Trust and ALIAC with respect to Series C, ALIAC, subject to the supervision of the Trustees, is obligated to manage and oversee the Trust's day-to-day operations and to manage the investments of Series C.

The Investment Advisory Agreement gives ALIAC broad latitude in selecting securities for Series C subject to the Trustees' oversight. Under the Investment Advisory Agreement, ALIAC may delegate to a subadviser its functions in managing the investments of Series C, subject to ALIAC's oversight. The Investment Advisory Agreement allows ALIAC to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research, providing equipment to the Trust, or paying Trust expenses, in setting the amount of commissions paid to a broker. ALIAC will only use these commissions for services and expenses to the extent authorized by applicable law and by the rules and regulations of the SEC. ALIAC receives a monthly fee from Series C of .60% of the average daily net assets of Series C during the Guaranteed Period and of .25% of the average daily net assets of Series C during the Offering Period.

Under the Investment Advisory Agreement, ALIAC has agreed to reduce its fee or reimburse Series C if the expenses borne by Series C would exceed the expense limitations of any jurisdiction in which Series C's shares are qualified for sale. ALIAC is not obligated to reimburse Series C for any expenses which exceed the amount of its advisory fee for that year. The Investment Advisory Agreement also provides that ALIAC is responsible for all of its own costs including costs of ALIAC's personnel required to carry out its investment advisory duties.

Subadviser

The Fund and ALIAC have engaged Aeltus as Subadviser of Series C of the Fund. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aeltus is registered as an investment adviser with the SEC.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of Series C of the Fund in accordance with Series C's investment objective and policies subject to the supervision of ALIAC, the Fund and the Fund's Trustees. Aeltus determines what securities and other instruments are purchased and sold by Series C of the Fund and handles certain related accounting and administrative functions, including determining Series C's net asset value on a daily basis and preparing and providing such reports, data and information as ALIAC or the Trustees request from time to time.

ALIAC  has  overall   responsibility   for  monitoring  the  investment  program
maintained by Aeltus for compliance with applicable laws and regulations, and Series C's investment objective and policies.

The Subadvisory Agreement gives Aeltus broad latitude in selecting securities for Series C subject to the ALIAC's oversight. The Agreement also allows Aeltus to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying Trust expenses, in setting the amount of commissions paid to a broker. The use of research and expense reimbursements in determining and paying commissions is referred to as "soft dollar" practices. Aeltus will only use soft dollars for services and expenses to the extent authorized under the Investment Advisory Agreement, but only as authorized by applicable law and the rules and regulations of the SEC.

The Subadvisory Agreement provides that ALIAC will pay Aeltus a fee at an annual rate of up to .375% of the average daily net assets of Series C. This fee is not charged back to, or paid by, Series C; it is paid by ALIAC out of its own resources, including fees and charges it receives from or in connection with Series C.

The Subadvisory Agreement requires Aeltus to reduce its fee if ALIAC is required to reduce its fee under the Investment Advisory Agreement. ALIAC has agreed to reduce its fee or reimburse Series C if the expenses borne by Series C would exceed the expense limitations of any jurisdiction in which Series C's shares are qualified for sale. ALIAC would not be obligated to reimburse Series C for any expenses which exceed the amount of its advisory fee for that year. The Subadvisory Agreement obligates Aeltus to reduce its fee by approximately 60% of the amount of ALIAC's fee reduction.

Portfolio Management and Performance

The  following   individuals  are  primarily   responsible  for  the  day-to-day
management of Series C.

Geoffrey A. Brod will be responsible for managing the Equity Component of Series
C. Mr. Brod, Vice President, Aeltus, has over 30 years experience in quantitative applications and has over 9 years of experience in equity investing. Mr. Brod has been with Aetna since 1966.

Jeanne Wong-Boehm will be responsible for managing the Fixed Component of Series
C. Ms. Wong-Boehm, Managing Director, Aeltus, joined Aetna in 1983 as a fixed income portfolio analyst, and shortly thereafter assumed portfolio responsibility for various general account segments within the Aetna group of companies.


                           GET Series "A" Performance


The following shows in tabular form the graph which appears here:
(000s omitted)

                             GET A                          S&P 500                       Lehman Aggregate

Aug - 87                     10.01                          10.37                              9.95
Nov - 87                     10.11                           7.30                             10.16
Feb - 88                     11.20                           8.57                             10.79
May - 88                     11.25                           8.47                             10.56
Aug - 88                     11.05                           8.53                             10.79
Nov - 88                     11.42                           9.01                             11.10
Feb - 89                     11.98                           9.59                             11.19
May - 89                     13.15                          10.74                             11.78
Aug - 89                     14.14                          11.87                             12.21
Nov - 89                     14.26                          11.79                             12.69
Feb - 90                     13.86                          11.40                             12.62
May - 90                     15.12                          12.53                             12.88
Aug - 90                     14.14                          11.28                             13.09
Nov - 90                     14.39                          11.38                             13.66
Feb - 91                     16.05                          13.08                             14.16
May - 91                     16.73                          14.00                             14.50
Aug - 91                     16.78                          14.32                             15.01
Nov - 91                     16.66                          13.70                             15.62
Feb - 92                     17.94                          15.17                             15.97
May - 92                     18.15                          15.39                             16.30
Aug - 92                     18.17                          15.45                             17.03
Nov - 92                     18.51                          16.22                             17.01

The above graph reflects the results of a $10,000 investment in Series A of the Aetna GET Fund from its inception, August 17, 1987 through its liquidation on November 30, 1992. It should be noted that the stock market fell sharply on October 19, 1987. Series A was invested in money market securities at that time and was not affected by the fall. This explains the large divergence between the performance of Series A noted above and performance of the S&P 500 index during the first months of Series A operations. The above information takes into account the advisory fee payable under Series A of .50%. The advisory fee for Series C of the Aetna GET Fund offered by this prospectus is .60%. Neither the Series A administrative services charge, nor the separate account insurance charges are reflected in the graph above. If this performance information included the effect of such charges, the performance numbers shown would be lower. Please refer to your Contract prospectus for Contract charges. The percentage mix of fixed income and equity securities in Series C is expected to be different than that of Series A, since it is based on the economic factors at the beginning of the Guaranteed Period of the Series.


                           GET Series "B" Performance

The following shows in tabular form the graph which appears here:
(000s omitted)

                             GET B                          S&P 500                       Lehman Aggregate

Jul - 94                     10.25                          10.33                             10.20
Sep - 94                     10.23                          10.49                             10.06
Dec - 94                     10.18                          10.49                             10.10
Mar - 95                     10.75                          11.51                             10.61
Jun - 95                     11.66                          12.61                             11.26
Sep - 95                     12.50                          13.61                             11.48
Dec - 95                     13.07                          14.43                             11.97
Mar - 96                     13.86                          15.20                             11.75
Jun - 96                     14.44                          15.88                             11.82

The above graph reflects the results of a $10,000 investment in Series B of the Aetna GET Fund from its inception, July 1, 1994 through June 30, 1996. The maturity date of Series B is June 30, 1999. The above information takes into account the advisory fee payable under Series B of .75%, which is .15% higher than the advisory fee to be paid with respect to Series C. Neither the Series B administrative services charge, nor the separate account insurance charges are reflected in the graph above. If this performance information included the effect of such charges, the performance numbers shown would be lower. Please refer to your Contract prospectus for Contract charges. The percentage mix of fixed income and equity securities in Series C is expected to be different than that of Series B, since it is based on the economic factors at the beginning of the Guaranteed Period of the Series.

Expenses and Trust Administration

Under an Administrative Services Agreement with the Trust, ALIAC provides all administrative services necessary for Series C's operations and is responsible for the supervision of Series C's other service providers. ALIAC also assumes all ordinary recurring direct costs of Series C, such as custodian fees, trustees' fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, ALIAC receives an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of Series C.

                               GENERAL INFORMATION

Declaration of Trust

The Trust is a diversified, open-end management investment company organized as a "series-type" business trust under Massachusetts law on March 9, 1987. The Declaration of Trust ("Declaration") provides for the issuance of multiple series of shares, each representing a portfolio of investments with different investment objectives, policies and restrictions.

The Declaration contains an express disclaimer for shareholder liability for acts or obligations of the Trust under Massachusetts law, and requires that notification of such be given in each agreement, obligation or instrument entered into by the Trust or the Trustees.

Capital Stock

The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in each series of the Trust. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.

Shareholder Meetings

The Trust is not required to hold annual shareholder meetings. The Declaration provides for meetings of shareholders to elect Trustees at such times as may be determined by the Trustees or as required by the Investment Company Act of 1940. If requested by the holders of at least 10% of a series' outstanding shares, the series will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communication concerning that shareholder meeting.

Voting Rights

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of a series. Voting rights are not cumulative. ALIAC's separate accounts are the shareholders of Series C under a variable annuity contract, not the contract holder. ALIAC does, however, provide variable annuity contract holders the right to direct the voting of shares at shareholder meetings to the extent required by law.

                          DISTRIBUTIONS AND TAX STATUS

Dividends and distributions made by Series C to ALIAC are taxable, if at all, to ALIAC; they are not taxable to variable annuity contract holders. Series C intends to make such distributions, which will be automatically reinvested in additional Series C shares at the net asset value thereof.

Series C intends to qualify as a "regulated investment company" (RIC) under the Internal Revenue Code of 1986, as amended (Code). As a RIC, Series C will not be liable for federal income taxes on that part of its net investment income and net capital gains, if any, distributed to shareholders. Series C intends to maintain diversification of investments as required by the Code in order to qualify as a RIC.

Series C also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts so that the Contract owners should not be subject to federal tax on distributions of dividends and income from Series C to the insurance company separate accounts. Contract owners should review the Contract prospectus for information regarding the tax consequences to them of purchasing a Contract.

                          SALE AND REDEMPTION OF SHARES

Shares are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. No sales charge or redemption charge is made. Registered representatives of broker-dealers selling the shares of Series C may participate in sales contests sponsored by ALIAC and/or its affiliates for which prizes will be awarded based on sales volumes achieved.

During the Offering Period, Assets of Series C will be invested entirely in money market instruments.


                                 NET ASSET VALUE

The net asset value per share (NAV) of Series C is determined as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of Series C's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined under the authority of the Trustees.